Exhibit 23.4

WILLIAM UTTERBACK
5020 Weikel Drive
Winnemucca, NV
89445

September 4, 2003

Attention: Daniel T. Farrell

Re: Quincy Resources Inc. (the "Company")

I hereby consent to the inclusion of my name as an expert in Amendment No. 2 to the Companys Form SB-2 Registration Statement as filed with the Securities and Exchange Commission.

/s/ "William Utterback"
WILLIAM UTTERBACK